UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 27, 2005

COMDIAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-9023	94-2443673
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

106 Cattlemen Road Sarasota, Florida	34232
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (941) 554-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On April 29, 2005, Comdial Corporation announced that Stephen N. Abrams, Raul Pupo and Robert F. Troisio, have been elected Directors of the Company’s Board of Directors effective April 27, 2005. A copy of the press release is furnished herewith as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits

(c)	Exhibits

Exhibit Number	Description
99.1	Press Release issued by Comdial Corporation on April 29, 2005 reporting the election of three new directors.

The information in this Form 8-K, including the accompanying exhibit, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of such section, nor shall such information be deemed incorporated by reference into any filing pursuant to the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise expressly stated in such a filing.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

COMDIAL CORPORATION

By:	/s/ Kenneth M. Clinebell
Kenneth M. Clinebell
Chief Operating Officer
Chief Financial Officer and
Senior Vice President

Dated: April 29, 2005

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EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release issued by Comdial Corporation on April 29, 2005 reporting the election of three new directors.

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